Form N-CSR Item 12(c) Exhibit

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (NYSE: ETO) with important information concerning the distribution declared in May 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the May distribution. It is not determinative of the tax character of the Fund’s distributions for the 2015 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: May 2015

Distribution Amount per Common Share: $0.1800

The following table sets forth an estimate of the sources of the Fund’s May distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.1008	56.0%	$0.4309	34.2%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0792	44.0%	$0.8291	65.8%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%

Total per common share	$0.1800	100.0%	$1.2600	100.0%

[1]	The Fund’s fiscal year is November 1, 2014 to October 31, 2015

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on April 30, 2015[1]	12.02%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2015[2]	8.57%
Cumulative total return at NAV for the fiscal year through April 30, 2015[3]	4.80%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of April 30, 2015[4]	4.29%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on April 30, 2015.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2015.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to April 30, 2015 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to April 30, 2015 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2015. Does not include the capital gain of $0.971 paid on 1/13/15.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2015 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

May 29, 2015

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (NYSE: ETO) with important information concerning the distribution declared in June 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the June distribution. It is not determinative of the tax character of the Fund’s distributions for the 2015 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: June 2015

Distribution Amount per Common Share: $0.1800

The following table sets forth an estimate of the sources of the Fund’s June distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.1085	60.3%	$0.5386	37.4%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0715	39.7%	$0.9014	62.6%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%

Total per common share	$0.1800	100.0%	$1.4400	100.0%

[1]	The Fund’s fiscal year is November 1, 2014 to October 31, 2015

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on May 31, 2015[1]	14.49%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2015[2]	8.53%
Cumulative total return at NAV for the fiscal year through May 31, 2015[3]	6.07%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of May 31, 2015[4]	4.98%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on May 31, 2015.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2015.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to May 31, 2015 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to May 31, 2015 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2015. Does not include the capital gain of $0.971 paid on 1/13/15.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2015 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

June 30, 2015

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (NYSE: ETO) with important information concerning the distribution declared in July 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the July distribution. It is not determinative of the tax character of the Fund’s distributions for the 2015 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: July 2015

Distribution Amount per Common Share: $0.1800

The following table sets forth an estimate of the sources of the Fund’s July distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.1103	61.3%	$0.6496	40.1%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0697	38.7%	$0.9704	59.9%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%

Total per common share	$0.1800	100.0%	$1.6200	100.0%

[1]	The Fund’s fiscal year is November 1, 2014 to October 31, 2015

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on June 30, 2015[1]	14.60%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2015[2]	8.82%
Cumulative total return at NAV for the fiscal year through June 30, 2015[3]	3.42%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of June 30, 2015[4]	5.88%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on June 30, 2015.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of June 30, 2015.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to June 30, 2015 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to June 30, 2015 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of June 30, 2015. Does not include the capital gain of $0.971 paid on 1/13/15.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2015 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

July 31, 2015

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (NYSE: ETO) with important information concerning the distribution declared in August 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the August distribution. It is not determinative of the tax character of the Fund’s distributions for the 2015 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: August 2015

Distribution Amount per Common Share: $0.1800

The following table sets forth an estimate of the sources of the Fund’s August distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.1165	64.7%	$0.7650	42.5%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0635	35.3%	$1.0350	57.5%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%

Total per common share	$0.1800	100.0%	$1.8000	100.0%

[1]	The Fund’s fiscal year is November 1, 2014 to October 31, 2015

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on July 31, 2015[1]	13.66%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2015[2]	8.65%
Cumulative total return at NAV for the fiscal year through July 31, 2015[3]	6.20%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of July 31, 2015[4]	6.49%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on July 31, 2015.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of July 31, 2015.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to July 31, 2015 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to July 31, 2015 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of July 31, 2015. Does not include the capital gain of $0.971 paid on 1/13/15.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2015 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

August 31, 2015

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (NYSE: ETO) with important information concerning the distribution declared in September 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the September distribution. It is not determinative of the tax character of the Fund’s distributions for the 2015 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: September 2015

Distribution Amount per Common Share: $0.1800

The following table sets forth an estimate of the sources of the Fund’s September distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.1307	72.6%	$0.8969	45.3%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0493	27.4%	$1.0831	54.7%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%

Total per common share	$0.1800	100.0%	$1.9800	100.0%

[1]	The Fund’s fiscal year is November 1, 2014 to October 31, 2015

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on August 31, 2015[1]	12.87%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2015[2]	9.35%
Cumulative total return at NAV for the fiscal year through August 31, 2015[3]	-0.93%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of August 31, 2015[4]	7.79%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on August 31, 2015.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of August 31, 2015.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to August 31, 2015 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to August 31, 2015 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of August 31, 2015. Does not include the capital gain of $0.971 paid on 1/13/15.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2015 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

September 30, 2015

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (NYSE: ETO) with important information concerning the distribution declared in October 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the October distribution. It is not determinative of the tax character of the Fund’s distributions for the 2015 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: October 2015

Distribution Amount per Common Share: $0.1800

The following table sets forth an estimate of the sources of the Fund’s October distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.1143	63.5%	$1.0109	46.8%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0657	36.5%	$1.1491	53.2%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%

Total per common share	$0.1800	100.0%	$2.1600	100.0%

[1]	The Fund’s fiscal year is November 1, 2014 to October 31, 2015

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on September 30, 2015[1]	10.11%
Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2015[2]	9.76%
Cumulative total return at NAV for the fiscal year through September 30, 2015[3]	-4.33%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of September 30, 2015[4]	8.95%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on September 30, 2015.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of September 30, 2015.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to September 30, 2015 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to September 30, 2015 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of September 30, 2015. Does not include the capital gain of $0.971 paid on 1/13/15.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2015 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

October 30, 2015